Related Parties	6 Months Ended
Jun. 30, 2018
Related Parties [Abstract]
RELATED PARTIES

NOTE 3 - RELATED PARTIES:

a.	The amounts due from the Controlling Shareholders as of December 31, 2016 were repaid to ACSI on April 19, 2017. See Note 5a(8) for additional information.

b.	On February 21, 2018, the Controlling Shareholders executed an Irrevocable Undertaking for the Company’s benefit. Subsequently on April 11, 2018, the Controlling Shareholders’ secured a six-month line of credit to ACSI from an Israeli commercial bank in the amount of NIS 11 million (approximately $3.1 million) of which NIS 5.5 million ($1.5 million) has been drawn down to date. See Note 1b for additional information.